Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
INCOME TAXES

NOTE 10 - INCOME TAXES

The tax effects of temporary differences that gave rise to the deferred tax liabilities and deferred tax assets as of December 31, 2011 and 2010 were:

	2011	2010
Deferred tax assets:
Oil and gas properties and equipment	$(515,123)	$(1,335,490)
Net operating loss carry-forward	11,291,513	7,285,426
Share based compensation	4,675,241	3,902,007
Abandonment obligation	205,145	188,728
Derivative instruments	176,514	148,384
Other	(91,304)	(30,896)
Total deferred tax asset	15,741,986	10,158,159
Valuation allowance	(15,741,986)	(10,158,159)
Net deferred tax asset	$-	$-

Reconciliation of the Company’s effective tax rate to the expected federal tax rate is:

	2011	2009
Effective federal tax rate	35.00%	35.00%
Effect of permanent differences	-7.54%	-21.78%
State tax rate	2.20%	2.20%
Change in rate	0.00%	-0.23%
Other	0.00%	3.07%
Valuation allowance	-29.66%	-18.26%
Net	0%	0%

At December 31, 2011 and 2010, the Company had net operating loss carry-forwards for federal income tax purposes of approximately $25,957,000 and $19,582,000, respectively,that may be offset against future taxable income. The Company has established a valuation allowance for the full amount of the deferred tax assets as management does not currently believe that it is more likely than not that these assets will be recovered in the foreseeable future. To the extent not utilized, the net operating loss carry-forwards as of December 31, 2011 will expire in 2031.